Stock-Based Compensation	12 Months Ended
Dec. 31, 2015
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-Based Compensation
Stock-Based Compensation
WPX Energy, Inc. 2013 Incentive Plan
We have an equity incentive plan (“2013 Incentive Plan”) and an employee stock purchase plan (“ESPP”). The 2013 Incentive Plan authorizes the grant of nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units and other stock-based awards. The number of shares of common stock authorized for issuance pursuant to all awards granted under the 2013 Incentive Plan is 19.6 million shares. The 2013 Incentive Plan is administered by either the full Board of Directors or a committee as designated by the Board of Directors, determined by the grant. Our employees, officers and non-employee directors are eligible to receive awards under the 2013 Incentive Plan.
The ESPP allows domestic employees the option to purchase WPX common stock at a 15 percent discount through after-tax payroll deductions. The purchase price of the stock is the lower of either the first or last day of the biannual offering periods, followed with the 15 percent discount. The maximum number of shares that shall be made available under the purchase plan is 1 million shares, subject to adjustment for stock splits and similar events. The first offering under the ESPP commenced on March 1, 2012 and ended on June 30, 2012. Subsequent offering periods are from January through June and from July through December. Employees purchased 191 thousand shares at an average price of $7.05 per share during 2015.
Employee stock-based awards
Stock options are valued at the date of award, which does not precede the approval date, and compensation cost is recognized on a straight-line basis, net of estimated forfeitures, over the requisite service period. The purchase price per share for stock options may not be less than the market price of the underlying stock on the date of grant.
Stock options generally become exercisable over a three-year period from the date of grant and generally expire ten years after the grant.
Restricted stock units are generally valued at fair value on the grant date and generally vest over three years. Restricted stock unit compensation cost, net of estimated forfeitures, is generally recognized over the vesting period on a straight-line basis.
Total stock-based compensation expense for the years ended December 31, 2015, 2014 and 2013 was $35 million, $35 million and $31 million, respectively. Stock-based compensation expense is reflected in general and administrative expense; however, approximately $4 million, $5 million and $4 million for the years ended December 31, 2015, 2014 and 2013, respectively, is included in discontinued operations. Measured but unrecognized stock-based compensation expense at December 31, 2015 was $37 million. This amount is comprised of $1 million related to stock options and $36 million related to restricted stock units. These amounts are expected to be recognized over a weighted-average period of 1.8 years.
Stock Options
The following summary reflects stock option activity and related information for the year ended December 31, 2015.

	WPX Plan
Stock Options	Options	Weighted- Average Exercise Price	Aggregate Intrinsic Value
	(Millions)		(Millions)
Outstanding at December 31, 2014(a)	3.1	$14.80	$2
Granted	—	$—
Exercised	(0.2)	$10.33
Forfeited	—	$—
Outstanding at December 31, 2015	2.9	$15.07	$—
Exercisable at December 31, 2015	2.7	$14.75	$—
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(a)	Includes approximately 137 thousand shares held by Williams' employees at a weighted average price of $10.64 per share at December 31, 2014.
The total intrinsic value of options exercised during the years ended December 31, 2015, 2014 and 2013 was $319 thousand, $13 million and $5 million, respectively.
The following summary provides additional information about stock options that are outstanding and exercisable at December 31, 2015.

	WPX Plan
	Stock Options Outstanding			Stock Options Exercisable
Range of Exercise Prices	Options	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Life	Options	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Life
	(Millions)		(Years)	(Millions)		(Years)
$ 6.02 to $12.32	0.9	$9.79	3.0	0.9	$9.79	3.0
$ 14.41 to $17.47	1.2	$15.97	5.0	1.1	$15.92	4.6
$18.16 to $19.95	0.3	$18.21	6.4	0.3	$18.21	6.4
$20.21 to $21.81	0.5	$20.62	4.0	0.4	$20.37	2.8
Total	2.9	$15.07	4.4	2.7	$14.75	4.0

The estimated fair value at date of grant of options for our common stock in each respective year, using the Black-Scholes option pricing model, is as follows:

	WPX Plan
	2015	2014	2013
Weighted-average grant date fair value of options granted	$—	$18.94	$6.04
Weighted-average assumptions:
Dividend yield	—	—	—
Volatility	—%	43.0%	42.8%
Risk-free interest rate	—%	1.85%	1.06%
Expected life (years)	0.0	5.9	6.0

For 2014 and 2013, we determined that the Williams stock option grant data was not relevant for valuing WPX options; therefore the Company used the SEC simplified method. The expected volatility is based primarily on the historical volatility of comparable peer group stocks. The risk free interest rate is based on the U.S. Treasury Constant Maturity rates as of the grant date. The expected life is assumed based on the SEC simplified method.
Cash received from stock option exercises was $2 million, $14 million and $4 million during 2015, 2014 and 2013, respectively.
Nonvested Restricted Stock Units
The following summary reflects nonvested restricted stock unit activity and related information for the year ended December 31, 2015.

	WPX Plan
Restricted Stock Units	Shares	Weighted- Average Fair Value(a)
	(Millions)
Nonvested at December 31, 2014	5.1	$17.58
Granted	3.1	$10.24
Forfeited	(0.1)	$14.89
Vested	(2.2)	$18.34
Nonvested at December 31, 2015	5.9	$13.34
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(a)
Performance-based shares are primarily valued using a valuation pricing model. However, certain of these shares were valued using the end-of-period market price until certification that the performance objectives were completed or a value of zero once it was determined that it was unlikely that performance objectives would be met. All other shares are valued at the grant-date market price, less dividends projected to be paid over the vesting period.

Other restricted stock unit information

	WPX Plan
	2015	2014	2013
Weighted-average grant date fair value of restricted stock units granted during the year, per share	$10.24	$18.37	$14.97
Total fair value of restricted stock units vested during the year (millions)	$40	$33	$18

Performance-based shares granted represent 25 percent of nonvested restricted stock units outstanding at December 31, 2015. These grants may be earned at the end of a three-year period based on actual performance against a performance target. Expense associated with these performance-based grants is recognized in periods after performance targets are established. Based on the extent to which certain financial targets are achieved, vested shares may range from zero percent to 200 percent of the original grant amount.